UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2025

Healthcare Integrated Technologies Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36564	85-1173741
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 S. Weisgarber Road Knoxville, TN	37919
(Address of Principal Executive Offices)	(Zip Code)

(865) 237-4448
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2025, we appointed Mr. Theo Davies, as our Chief Revenue Officer (CRO), effective immediately. Mr. Davies was previously our Chief Commercial Officer.

As Chief Revenue Officer, Mr. Davies will be responsible for overseeing all revenue-generating activities with the Company, both domestic and international, focusing on sales, marketing, customer success, and pricing strategies. Mr. Davies will also be involved in developing strategies to drive revenue growth and maximize profitability by aligning these functions and ensuring they work together effectively and seamlessly.

In addition to being the Company’s CRO, Mr. Davies will continue with his previous responsibilities during the transition, until his replacement is found. The duties include ongoing development and deployment of international sales and business strategies, product pricing market strategies, and sales channel development.

As compensation, the Company agreed to pay Mr. Davies an annual salary of $150,000 and Mr. Davies is entitled to discretionary bonuses as may be awarded from time to time by the Company’s Board of Directors. As additional compensation the Company granted Mr. Davies a stock grant of 500,000 shares of the Company’s common stock, which vested immediately. Mr. Davies will also receive a health insurance benefit allowance of $1,800 per month. In addition, Mr Davies shall be paid a 2.0% commission on the gross amount of any and all Company domestic revenue and 5.0% commission on the gross amount of any and all Company international revenue, the 5% commission will be reduced to 2%, when Mr. Davies finds his replacement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employee Chief Revenue Officer Employment Agreement with Theo Davies dated April 17, 2025

10.4	Cover Page Interactive Data File (embedded in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Integrated Technologies Inc.

Date: April 17, 2025	By:	/s/ Scott M. Boruff
Scott M. Boruff
Chief Executive Officer